ING Life Insurance and Annuity Company:

Variable Life Account B of ING Life Insurance and Annuity Company

Supplement Dated November 5, 2008 to the Product Prospectuses for:

AetnaVest

AetnaVest II

AetnaVest Plus

AetnaVest Estate Protector

AetnaVest Estate Protector II

Corporate VUL

Corporate VUL II

The information in this supplement updates and amends certain information contained in the last product prospectus you received.  Keep this supplement with your prospectus for reference.

The following language replaces the Investment Objective for the ING VP Money Market Portfolio (Class 1) located under “The Funds” section:

Seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments while maintaining a stable share price of $1.00.